PDL BioPharma®

32nd ANNUAL JP MORGAN HEALTHCARE CONFERENCE

JANUARY 13-16, 2014







FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire income generating assets;
- The outcome of pending litigation or disputes, including PDL's current dispute with Genentech related to ex-U.S. sales of Genentech licensed products; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

KEY INFORMATION

Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Employees	Less than 10
2012 Revenues	$375 million
2012 Expenses	$25 million
2013 Regular Dividends (Pay Date)	$0.15 /share paid on March 12, June 12, September 12, and December 12
2013 Regular Dividends (Record Date)	March 5, June 5, September 5, and December 5
Total Deployed Capital	$496 million ($368 million in 2013)
Q3-2013 Cash Position[1]	$326 million
Shares O/S[2]	~ 140 million
Average Daily Volume	~ 2.4 million shares

1.Does not reflect subsequent transactions with LENSAR, Depomed, Durata and Direct Flow Medical.
2. Not fully diluted.

PDL BioPharma

OVERVIEW OF PDL BIOPHARMA



MISSION

- **Optimize return for shareholders**
  - Dividends

- **Queen et al. Patents**
  - Manage patent portfolio
  - Manage license agreements

- **Acquire new income generating assets to support payment of dividends**
  - Assets that improve shareholder return
  - Preferably backed by commercial stage products
  - Drug or medical devices with differentiated profile
  - Indifferent as to therapeutic field
  - Debt, royalty or hybrid deal structures

MANAGEMENT, BOARD AND SENIOR ADVISORS

Management

John McLaughlin
President & CEO

Christopher Stone
VP, General Counsel & Secretary

Peter Garcia
VP & Chief Financial Officer

Danny Hart
Deputy General Counsel

David Montez
Controller & CAO

Board of Directors

Jody Lindell

John McLaughlin

Paul Sandman

Harold E. Selick
Lead Director

Senior Advisors

Fred Frank
Board

Evan Bedil
PDL

Glenn Reicin
PDL

PDL BioPharma

INCOME GENERATING ASSETS



APPROVED QUEEN LICENSED PRODUCTS

Product	Licensee	2012 WW Sales	Approved Indications
AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$6.2 billion	Metastatic colorectal cancer Advanced non-small cell lung cancer Renal cancer Metastatic HER2 – breast cancer Glioblastoma Ovarian cancer
Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$6.3 billion	Metastatic HER2+ breast cancer Metastatic HER2+ stomach cancer
LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$3.99 billion	Wet age-related macular degeneration (AMD) Macular edema or swelling following retinal vein occlusion Diabetic macular edema
Xolair Omalizumab	Genentech (US) and Novartis (ex-US)	$1.3 billion	Moderate to severe persistent allergic asthma First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
TYSABRI (natalizumab)	Biogen Idec	$1.6 billion	Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
ACTEMRA tocilizumab	Roche and Chugai	$0.9 billion	Moderate to severe rheumatoid arthritis (RA), including patients who have had an inadequate response to one or more DMARDS
PERJETA pertuzumab	Genentech (US) and Roche (ex-US)	$60 million (approved on June 8, 2012)	Previously untreated HER2+ metastatic breast cancer Neoadjuvant treatment of HER2+ metastatic breast cancer
Kadcyla	Genentech (US) and Roche (ex-US)	Approved in US on February 22, 2013 and EU on November 20, 2013	Second line metastatic HER2+ breast cancer First line in patients with metastatic HER2+ breast cancer with disease recurrence within 6 months of adjuvant treatment
GAZYVA	Genentech (US) and Roche (ex-US)	Approved in US on November 1, 2013	First line in combination with chlorambucil chemotherapy for the treatment of people with previously untreated chronic lymphocytic leukemia (CLL)

Roche sales assumes 1.07403 CHF/USD

PDL BioPharma

Queen et al. Patents - Royalty Rates

- **Tysabri and Actemra**
  - Flat, low single-digit royalty
- **Genentech Products (Avastin, Herceptin, Lucentis,[1] Xolair, Perjeta and Kadcyla)**
  - Tiered royalties on product made or sold in US
  - Flat, 3% royalty on product made and sold outside US
  - Blended global royalty rate on Genentech Products in 2013 was 1.9%

Genentech Product Made or Sold in U.S.	
Net Sales up to $1.5 Billion	*3.0%*
Net Sales Between $1.5 Billion and $2.5 Billion	*2.5%*
Net Sales Between $2.5 Billion and $4.0 Billion	*2.0%*
Net Sales Over $4.0 Billion	*1.0%*
Genentech Product Made and Sold Ex-U.S.	
Net Sales	*3.0%*

1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues in 2013.

PDL BioPharma

DEPOMED ROYALTY MONETIZATION OVERVIEW

Depomed

Transaction	✓ On October 21, 2013, PDL BioPharma announced that it acquired the rights to receive royalties and milestones payable on sales of Type 2 diabetes products licensed by Depomed in exchange for a $240.5 million
Rights Acquired	✓ Depomed acquired royalty and milestone payments accruing from and after October 1, 2013: • from Santarus with respect to sales of Glumetza in the US • from Merck with respect to sales of Janumet XR • from Janssen with respect to potential future development milestones and sales of its investigational fixed-dose combination of Invokana and extended-release metformin • from Boehringer Ingelheim with respect to potential future development milestones and sales of the investigational fixed-dose combinations of drugs and extended-release metformin • from LG Life Sciences and Valeant Pharmaceuticals for sales of extended-release metformin in Korea and Canada, respectively ✓ The predominant royalty is for Glumetza – when the drug goes generic, PDL will participate in a 50-50 split of the gross margin with Santarus, indefinitely after generics enter the market ✓ PDL will receive all royalty and milestone payments due under the agreements until it has received payments equal to two times the cash payment made to Depomed, after which all payments received will be shared evenly between PDL and Depomed

OTHER INCOME GENERATING ASSETS

Partner	Product	Transaction	Brief Description
DIRECT FLOW MEDICAL, INC.	Transcatheter Aortic Valve System	Up to $50 million in Tranched Senior Secured Credit Facility	• Private medical device company focused on developing and commercializing novel transcatheter heart valve technologies • Transcatheter Aortic Valve System is designed to treat aortic stenosis with minimal risk of aortic regurgitation, a significant clinical complication with current transcatheter aortic heart valve replacement systems • EU approval in January 2013; currently being investigated in the US • PDL will provide a total of up to $50 million to Direct Flow Medical to refinance its existing credit facility and fund the commercialization of its transcatheter aortic valve system • Initial $35 million provided at the close of the transaction, with the remaining $15 million to be funded upon the achievement of a specified revenue milestone • Interest rate on tranche 1 is 15.5% which declines to 13.5% on all amounts after the second tranche is funded • Loans mature on November 5, 2018
DURATA THERAPEUTICS	Dalbavancin	Up to $70 million in Tranched Senior Secured Credit Facility	• Publicly-traded biotech company focused on development and commercialization of a novel antibiotic, dalbavancin • Dosed twice for 30 minutes, initially and on day 8, it is an IV antibiotic • Durata has filed for approval with FDA for the treatment of patients with acute bacterial skin and skin structure infections • Initial $25 million provided at the close of the transaction • Agreement provides up to $45 million in additional funds to Durata, with $15 million of funding upon regulatory approval of dalbavancin, and the remaining $30 million to be funded within nine months after regulatory approval of dalbavancin at Durata's election • Interest rate on tranche 1 is 14.0% which declines to 12.75% on all amounts after the second tranche is funded • Loans mature on October 31, 2018

OTHER INCOME GENERATING ASSETS (2)

Partner	Product	Transaction	Brief Description
LENSAR	LENSAR Laser System	Up to $60 million in Tranched Senior Secured Credit Facility	• Private medical device company commercializing laser technology for cataract treatment • Femtosecond laser approved in the US in March 2013 and in the EU in April 2013 • Differentiating feature of LENSAR system is its use of 3-D imaging and liquid interface preventing accidental incision and allowing more accurate corneal incisions with more precise and uniform depth of incision • PDL will provide up to $60 million of debt financing to refinance LENSAR's existing credit facility and fund the commercialization of its currently marketed LENSAR Laser System • Initial $40 million provided at close of the transaction, with the remaining $20 million to be funded upon the attainment of a specified sales milestone • Interest rate on the loans is 15.5% and they mature on October 1, 2018
AVINGER	Ocelot Lightbox KittyCat WildCat Pantheris	Up to $40 million Hybrid Debt/Royalty Financing	• Designer of therapeutic devices incorporating intravascular imaging • Financing assists in the commercialization of its currently marketed Ocelot and Lightbox next-generation lumivascular catheter devices used to open totally occluded arteries in the legs, and in the development of Pantheris, Avinger's next-generation lumivascular atherectomy device • Agreement included $20 million in cash funded to Avinger on closing and another $20 million in additional funds upon accomplishment of certain specified revenue milestones • PDL will receive interest on the principal amount outstanding and a low, single-digit royalty on Avinger's revenues from the sale of Avinger's suite of products through April 2018

PDL BioPharma

OTHER INCOME GENERATING ASSETS (3)

Partner	Product	Transaction	Brief Description
Wellstat Diagnostics, LLC	Small, fast, sensitive point of care diagnostic system and tests	$40 million Senior Secured Credit Facility and Royalty Interest	• Private company dedicated to development, manufacture, sale and distribution of small point of care diagnostic systems that can perform a wide variety of tests • Deal structured as a hybrid loan and royalty whereby Wellstat is required to repay outstanding principal and a specific target internal rate of return at maturity or upon the occurrence of certain key events • Target internal rates of return depend on whether date of repayment is on or after December 31, 2014, and is higher after this date • Upon commercialization of Wellstat's diagnostic systems or assay, PDL will receive a low double digit royalty on Wellstat Diagnostics' net revenues • Term can be as long as 2021
AxoGen	Avance AxoGuard Nerve Connector AxoGuard Nerve Protector	$20.8 million Revenue Rights Purchase	• Publicly-traded regenerative medicine company • Avance® Nerve Graft is the only commercially available processed nerve allograft for bridging severed nerves • AxoGuard® Nerve Connector is a coaptation aid allowing for close approximation of severed nerves • AxoGuard® Nerve Protector is a bioscaffold used to reinforce a coaptation site, wrap a partially severed nerve or isolate and protect nerve tissue • Eight-year revenue interest subject to certain minimum payment requirements • PDL has a call option at end of year four and AxoGen has been granted certain rights to call the revenue contract in years five through eight. Term is 2020
			Concluded Deal
MERUS LABS	Enablex Vancocin	$55 million Senior Secured Credit Facility	• Toronto and Nasdaq-listed specialty pharma company • PDL entered into a $55 million credit agreement with Merus in connection with Merus' acquisition of Enablex from Novartis • Payment obligations under the credit agreement were secured by a pledge of substantially all of the assets of Merus • In September 2013 Merus refinanced its debt obligation subject to a pre-payment penalty

PDL BioPharma

PDL BioPharma

INCOME GENERATING ASSETS: CURRENT AND POTENTIAL



QUEEN LICENSED - AVASTIN

- **Avastin**
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On October 17, 2013, Genentech/Roche reported that YTD worldwide sales increased by 13%.
  - There was significant increase in sales in US in colorectal cancer due to label expansion through multiple lines of therapy.
  - Strong sales in EU were driven by ovarian and colorectal cancers with the latter due to the label expansion through multiple lines of therapy.
  - Steady growth in Japan in colorectal cancer, breast cancer and non-small cell lung cancer.

✓ On July 25, 2013, Genentech/Roche stated that it intends to file for approval for treatment of cervical cancer in US and EU in 2014.

✓ On December 12, 2012 and January 24, 2013, Genentech/Roche announced EU and US approval, respectively for second line metastatic colorectal cancer.

PDL BioPharma

QUEEN LICENSED - HERCEPTIN

- Avastin
- **Herceptin**
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On October 17, 2013, Genentech/Roche reported that YTD worldwide sales increased by 6%.

✓ On September 2, 2013, Genentech/Roche said European Commission approved a subcutaneous formulation of Herceptin to treat HER2-positive breast cancer.

- Subcutaneous administration takes 2-5 minutes instead of 30-90 minutes with the approved IV administration.

QUEEN LICENSED - LUCENTIS

- Avastin
- Herceptin
- **Lucentis**
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On October 17, 2013, Genentech/Roche reported that YTD US sales increased by 13%.
  - Less frequent than monthly dosing regimen is stabilizing market share in AMD.
  - Increasing share in RVO and DME markets.

✓ On October 22, 2013, Novartis reported that 3Q13 ex-US sales were $581 million, down 1% from 3Q12.

PDL BioPharma

QUEEN LICENSED - XOLAIR

- Avastin
- Herceptin
- Lucentis
- **Xolair**
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

- ✓ On October 22, 2013, Novartis reported that 3Q13 ex-US sales were $151 million, up 13% from 3Q12.
- ✓ On October 17, 2013, Genentech/Roche reported that YTD US sales increased by 12%.
- ✓ On October 10, 2013, Genentech/Roche announced that the FDA had accepted for filing the US approval application for CIU with a PDUFA date in second quarter of 2014.
- ✓ On July 17, 2013, Novartis disclosed that it had filed for EU approval for CIU.
- ✓ On June 26, 2013, Novartis announced that the second Phase 3 trial in 335 patients ages 12-75 with moderate to severe refractory chronic idiopathic urticaria (CIU) treated with 300 mg subcutaneous Xolair given every 4 weeks for 24 weeks as an add-on to antihistamine therapy met the primary efficacy endpoint with a similar incidence and severity of adverse events between treated and placebo patients.
  - In February 2013, Novartis reported data from the first Phase 3 in 323 patients ages 12-75 with moderate to severe refractory CIU showing that 150 and 300 mg doses of Xolair as an add-on to antihistamine therapy each met the primary efficacy endpoint.

PDL BioPharma

QUEEN LICENSED - TYSABRI

- Avastin
- Herceptin
- Lucentis
- Xolair
- **Tysabri**
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

✓ On October 28, 2013, Biogen Idec reported that global sales in 3Q13 were $403 million, flat from a year ago.

PDL BioPharma

QUEEN LICENSED - ACTEMRA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- **Actemra**
- Perjeta
- Kadcyla
- Gazyva
- Solanezumab

- ✓ On October 17, 2013, Genentech/Roche reported that YTD worldwide sales increased by 33%.
  - Sales growth was driven by monotherapy use with US being the biggest contributor to growth.
- ✓ On October 21, 2013, Genentech/Roche announced approval of the subcutaneous formulation in US
- ✓ On December 20, 2013, Genentech/Roche announced positive CHMP opinion in EU with respect to approval of the subcutaneous formulation.
- ✓ On April 30, 2013, Genentech/Roche announced that FDA had approved its use for the treatment of a rare, debilitating condition in children known as polyarticular juvenile idiopathic arthritis.

PDL BioPharma

QUEEN LICENSED - PERJETA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- **Perjeta**
- Kadcyla
- Gazyva
- Solanezumab

✓ On October 17, 2013, Genentech/Roche reported YTD sales of CHF 186 million.
✓ Genentech/Roche announced EU approval in March 2013.
✓ On September 30, 2013, Genentech/Roche announced that FDA had granted accelerated approval for neo-adjuvant indication.

QUEEN LICENSED - KADCYLA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- **Kadcyla**
- Gazyva
- Solanezumab

- ✓ On November 20, 2013, Genentech/Roche announced EU approval for the treatment of adults with HER2-positive, inoperable locally advanced or metastatic breast cancer who previously received Herceptin and a taxane, separately or in combination.
- ✓ On October 17, 2013, Genentech/Roche reported YTD sales of CHF 156 million.
  - On February 22, 2013, Genentech/Roche announced that FDA approval for second line treatment of HER2+ metastatic breast cancer and first line treatment for patients who relapse within 6 months following adjuvant therapy.
- ✓ On September 20, 2013, Japan approved it for the same indication.
- ✓ On July 25, 2013, Genentech/Roche announced that a Phase 3 trial comparing Kadcyla to the physician's choice of treatment in patients with HER2-positive breast cancer who have already been treated with a HER2-targeted therapy, met its co-primary endpoint of progression free survival. The other endpoint is overall survival, but these data are not yet mature.

PDL BioPharma

QUEEN LICENSED - GAZYVA

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- **Gazyva**
- Solanezumab

✓ On November 1, 2013, Genentech/Roche announced that Gazyva became the first therapy approved through the FDA's breakthrough therapy designation, indicated in combination with chlorambucil to treat previously untreated chronic lymphocytic leukemia (CLL).
  - Much earlier than PDUFA date of December 20, 2013.
  - Genentech/Roche expect Gazyva to be on the market shortly.
  - On May 15, 2013, Genentech/Roche announced approval applications for the treatment of CLL had been submitted to European Medicines Association.
  - PDL expects to receive royalties beginning in 1Q14.

✓ On November 7, 2013, Genentech/Roche announced that the results from Stage 2 of Phase 3 trial showed CLL patients treated with Gazyva + chlorambucil had a median progression free survival (PFS) of 26.7 months compared to 15.2 months for patients receiving Rituxan + chlorambucil.
  - Previously, Genentech/Roche announced that results from Stage 1 of same Phase 3 trial showed CLL patients treated with Gazyva + chlorambucil had a PFS of 23 months compared to 10.9 months for patients treated with chlorambucil only.

PDL BioPharma

QUEEN LICENSED - SOLANEZUMAB

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla
- Gazyva
- **Solanezumab**

✓ On July 12, 2013, Lilly announced details regarding its new Phase 3 trial
  - 2,100 patients with mild Alzheimer's Disease with amyloid pathology confirmed by either PET or cerebrospinal fluid instead of 1,322 mild Alzheimer's Disease patients in previous Phase 3s
  - Co-primary endpoints of ADAS-Cog14 (cognition) and ADCS-iADL (function) instead of ADAS-Cog11 and ADCS-ADL used in previous Phase 3s
  - 22 months for patient enrollment beginning in September 2013 plus 18 months for patient follow up equals 40 months or late 2016 to data

✓ If solanezumab were to receive marketing authorization, PDL would receive a 12.5 year know-how royalty of 2% from date of first sale.

PDL BioPharma

FINANCIALS





Third Quarter 2013 Overview

(In thousands, except per share amounts)	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Revenues	$ 97,314	$ 85,231	$ 332,778	$ 288,479
G&A expenses	7,925	5,647	21,894	17,737
Operating income	89,389	79,584	310,884	270,742
Interest and other income, net	2,917	1,867	11,718	2,385
Interest expense	(6,118)	(6,514)	(18,169)	(23,087)
Income before income taxes	86,188	74,937	304,433	250,040
Income tax expense	29,963	26,362	100,995	87,779
Net income	$ 56,225	$ 48,575	$ 203,438	$ 162,261
Net income per share - Basic	$ 0.40	$ 0.35	$ 1.45	$ 1.16
Net income per share - Diluted	$ 0.36	$ 0.32	$ 1.31	$ 1.08

	September 30, 2013	December 31, 2012
Cash, cash equivalents and investments	$ 326,458	$ 148,689
Total notes receivable	$ 90,815	$ 93,208
Total assets	$ 429,672	$ 279,966
Total convertible notes payable	$ 318,081	$ 309,952
Total stockholders' equity (deficit)	$ 52,887	$ (68,122)

PDL BioPharma

DEBT



CURRENT AND LONG-TERM LIABILITIES

Convertible Notes	Conversion Rate per $1,000 Principal Amount	Approximate Conversion Price Per Common Share	Effective Date	Principal Balance Outstanding
May 2015 Notes 3.75%	157.3700	$6.25	December 3, 2013	$155,250,000
Series 2012 Notes 2.875%	179.777	$5.48	December 3, 2013	$180,000,000

- For the May 2015 Notes, bond hedge effectively increases conversion price to $7.36.
- In October 2013, we entered into a $75 million 12 month term loan.

PDL BioPharma

LEGAL MATTERS





DISPUTE WITH GENENTECH AND ROCHE

- **In August 2010, Genentech sent a fax on behalf of Roche and Novartis asserting its products do not infringe PDL's SPCs**
  - Products include Avastin, Herceptin, Lucentis and Xolair.
  - Supplementary protection certificates (SPCs) are patent extensions in Europe that are issued on a country-by-country and product-by-product basis.
- **PDL Response**
  - Genentech's assertions are without merit and PDL disagrees with Genentech's assertions of non-infringement.
  - Genentech had waived its rights to challenge PDL patents, including SPCs in its 2003 Settlement Agreement with PDL.
- **PDL filed a lawsuit against Genentech and Roche in Nevada state court**
  - Lawsuit states that the fax constitutes a breach of the 2003 Settlement Agreement because Genentech assisted Roche in challenging PDL's patents and SPCs.
  - Complaint seeks compensatory and liquidated damages, punitive damages and attorney's fees.

DISPUTE WITH GENENTECH AND ROCHE (2)

- **PDL Performed an Audit of Genentech's Royalty Payments**
  - PDL retained KPMG LLP to conduct an audit of the books and records of Genentech and its sublicensees from January 1, 2007 to December 31, 2009.
  - KPMG reported to PDL that, due to limitations on its inspection imposed by Genentech, it was unable to assess the completeness or accuracy of Genentech's reporting of royalties. KPMG concluded that, based on the limited information it was able to review, Genentech appears to have underpaid PDL in an amount that, if substantiated, PDL believes would be material.
  - Genentech has informed PDL that it disagrees with KPMG's conclusions.
- **PDL Filed an Arbitration on June 7, 2013**
  - PDL: (i) requests a declaration of the parties' rights with respect to reporting and payment of royalties; (ii) alleges that Genentech has breached the license agreements due to its obstruction of KPMG's inspection and underpayment of royalties; and (iii) alleges that Genentech breached the implied covenant of good faith and fair dealing by depriving PDL of the benefits of the license agreements through its obstruction of the inspection, which concealed the nature and extent of its underpayment.
- **Status**
  - PDL and Genentech/Roche have mutually agreed to stay the arbitration proceeding and to delay the time for certain responses related to the Nevada litigation to allow time for discussions to determine if a settlement is possible.

PDL BioPharma

PDL BioPharma

OPTIMIZING SHAREHOLDER RETURN







BUSINESS STRATEGY

- **PDL is paid royalties by licensees of its Queen et al patents**
  - Last of Queen et al patents expire in December 2014.
  - PDL will continue to be paid royalties thereafter on product made before patent expiration and sold after patent expiration.
  - At some point thereafter, obligation of PDL's current licensees to pay royalties will cease.
  - PDL shareholders have expressed interest in identifying additional revenue generating assets.

- **Obtain new income generating assets**
  - Invest in new assets to be able to continue to pay dividends.
  - Company continues as long as it can generate satisfactory return.

- **If unable to acquire income generating assets on attractive terms**
  - Repay debt.
  - Use all excess cash to pay dividends and/or buy shares to enhance shareholder return.
  - Wind-up company in 2016 timeframe.

PDL BioPharma

CONCLUSION



INVESTMENT HIGHLIGHTS

- **Strong historic revenue growth from Queen licensed products**
  - Potential for additional indications from existing products and new product approvals, such as Kadcyla and Gazyva.
- **Nine income generating deals in 2012 and 2013 deploying $496 million in capital with potential for additional deals**
- **No R&D burn**
- **Liquidity – volume averages 2.4 million shares/day**
- **Return to shareholders**
  - Since 2009, paid special or regular dividends totaling $5.47/share.
  - In 2013, paid regular, quarterly dividends of $0.15/share on March 12, June 12, September 12 and December 12.

PDL BioPharma